                                                              Exhibit 99(10)
[LOGO OF MASSMUTUAL APPEARS HERE]         Survivorship
                                          Whole Life




Part - 1 (A3020)
Application Package

This application may be used to apply for the following individual product:

     . Survivorship Whole Life Insurance

================================================================================
Contents

       This package includes:

     . Part 1 of Application

     . Agent's Statement

     . Conditional Receipt

     . MIB and Fair Credit Reporting Notice (At bottom of Conditional Receipt)

     . Triple M Form
--------------------------------------------------------------------------------

See additional information on reverse side

Massachusetts Mutual Life Insurance Company and Subsidiaries
                                                       Springfield MA 01111-0001

Notes On Using This Application Package
================================================================================

The Agent's Guide Pamphlet provides specific and detailed information for completing the application.

        . Please do not remove the stub at the top of this application. Any pages which do not require completion may be removed from the package.

        .  Change Application (A3010) is to be used for reinstatement.

        . Fully complete the Agent's Statement to enable timely processing of the application. Do not omit item 6 (Telephone Numbers).

        . "Remarks" sections are included throughout the application if more space is needed in answering questions.

Checklist
================================================================================

[_] For Prepaid Case:
      [_] Give Conditional Receipt to client
      [_] Complete the appropriate forms if using monies from another policy to pay the initial premium.

[_] Give Client:
      [_] MIB and Fair Credit Notice (on bottom of Conditional Receipt) if evidence of insurability is required
      [_] Buyer's Guide (if applicable)

[_] Complete Required Supplemental Forms:
      [_] Aviation or Avocation (A3310 or A3320)
      [_] Other Medical, New Business, or Service Related Supplements

[_] Conversion, Exchange, or Option Exercise:
      [_] The Owner and Assignee of the original policy must sign in the appropriate area
      [_] Each Proposed Insured must sign if new insurance for either Insured is being applied for

                             APPLICATION (PART 1)
APPLICATION NO.
                         FOR: SURVIVORSHIP WHOLE LIFE
                TO: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                       SPRINGFIELD, MASSACHUSETTS 01111

[_] New Life Insurance  [_] Conversion of Term Insurance   [_] New Policy Under
                                                               an IPR Option

----------------------------------------------------------------------------------------------------------------------------
Client Data
----------------------------------------------------------------------------------------------------------------------------
1.  Proposed Insured 1       first name                                                     middle name
      Name                   [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]   [_][_][_][_][_][_][_][_][_][_]
    (hereinafter referred    last name                                                                          suffix
       to as Insured 1)      [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]    [_][_][_]
2.  Current Address:         street & no.                       city                  state         zip     (e.g. Jr., III)
                             __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
3.  Prior Address:           street & no.                       city                  state         zip
    (if within 5 years)      __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
                             employer name
4.  Business Address:        ______________________________________________________________________________________________
                             street & no.                       city                  state         zip
                             __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
                                                                                                          mo.   day     yr.
5.  Soc. Sec. No.:     [_][_][_]-[_][_]-[_][_][_][_]       6.  [_] Male  [_] Female     7.Date of Birth: __________________
                                                                                                         Type of Visa
8.  Birthplace: ____________________________________   9.  Citizenship, if not USA: ________________     [_] Perm. [_] Temp.
----------------------------------------------------------------------------------------------------------------------------
10. Proposed Insured 2       first name                                                     middle name
      Name                   [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]   [_][_][_][_][_][_][_][_][_][_]
    (hereinafter referred    last name                                                                          suffix
      to as Insured 2)       [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]    [_][_][_]
11. Current Address:         street & no.                       city                  state         zip     (e.g. Jr., III)
                             __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
12. Prior Address:           street & no.                       city                  state         zip
    (if within 5 years)      __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
                             employer name
13. Business Address:        ______________________________________________________________________________________________
    (if different from       street & no.                       city                  state         zip
       Insured 1)            __________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
                                                                                                          mo.   day     yr.
14. Soc. Sec. No.:     [_][_][_]-[_][_]-[_][_][_][_]     15.  [_] Male  [_] Female  16. Date of Birth: __________________
                                                                                                         Type of Visa
17. Birthplace: ____________________________________  18.  Citizenship, if not USA: ________________     [_] Perm. [_] Temp.
----------------------------------------------------------------------------------------------------------------------------
19. Applicant: _____________________________________________________________________________________________________________
                 (if other than either insured)        (relationship to Insured 1)          (relationship to Insured 2)
----------------------------------------------------------------------------------------------------------------------------
    Plan Data
----------------------------------------------------------------------------------------------------------------------------
20. Plan:      [_] SWL    [_]__________________________________   23.  Dividend Option:
21. Amount of Insurance: (a or b)                                      (If SWL Term applied for, dividends will be applied to
    (a) Face Amount:  $______________________________                  buy Suppl. Insurance.)

    (b) Face amount purchased by a premium of                         [_] Paid-Up Additions      [_] Accumulate at Interest
       $_______ at premium frequency elected.                         [_] Reduce Premiums        [_] Cash
         [_] This premium includes all riders.                        [_] _________________
22. Riders:                                                       24. Automatic Premium Loan:    [_] Yes   [_] No
    [_] Waiver of Premium   [_] Insured 1   [_] Insured 2         25. Loan Interest Rate(where elective):
    [_] Suppl. Ins. Purch. (SWL Term) $ _________________             [_] Adjustable       [_] 8%           [_]____%
    [_] _________________________________________________         26. Age for Issue of Policy_________ for: [_] Insured 1
                                                                          (to save age only)                [_] Insured 2
                                                                  27. Policy Date: (optional)_______________________________
----------------------------------------------------------------------------------------------------------------------------
28. Remarks

----------------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                           Page 2

----------------------------------------------------------------------------------------------------------------------------------
29.   (a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company?
                      Insured 1: [_] Yes [_] No  If "Yes", give company name, amount of life insurance,
                      Insured 2: [_] Yes [_] No       policy number and plan in 32.

      (b) Are all or part of the surrender proceeds of any policy listed in 32 being used to purchase the applied for policy?
                      Insured 1: [_] Yes    [_] No
                      Insured 2: [_] Yes    [_] No
30.   Amount of Insurance currently applied for, or now in force, on either Insured in other Companies. If none, check here: [_]
Insd.
1 or 2   Company Name       Amt. of Life Ins.     Amt. of ADB        Waiver          Year(s) Issued or   Curr. App.
------------------------------------------------------------------------------------------------------------------------------------
_________________________$___________________$___________________[_] Yes___[_] No ___________________________[_]__________
_________________________$___________________$___________________[_] Yes___[_] No ___________________________[_]__________
_________________________$___________________$___________________[_] Yes___[_] No ___________________________[_]__________
_________________________$___________________$___________________[_] Yes___[_] No ___________________________[_]__________

31.  What is the total amount of insurance to be placed in all companies? Insured 1$ _______________________________
                                                                          Insured 2$ _______________________________
32.  Remarks
     ______________________________________________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
    Owner and Beneficiary Data
-----------------------------------------------------------------------------------------------------------------------------------

33. Insured assumed to have died first if simultaneous deaths occur:     [_] Insured 1   [_] Insured 2
34. Owner:
    (a) [_] The Insureds, jointly, or the survivor of them.
    (b) [_] Insured No. ___________, if living, otherwise Insured No. _______ , if living.
(c) [_] Trustee, ____________________________________________________________________________________under the Trust Agreement dated: ___________________________(Copy of signed Trust Agreement required).
    (d) [_] Other: ________________________________________________________________________________________________________________
                   ________________________________________________________________________________________________________________
                         (Print full name and relationship to Insureds)

    If all Owners are dead and an Insured is living, the Owner shall be the estate of the last Owner to die, unless otherwise requested.
35. Owner's (if other than an Insured) Soc. Sec. No. or Taxpayer ID No.:___________________________________________________________
36. Owner's (if other than an Insured) Address:
    street & no.                               city                                              state        zip
    __________________________________________________________________________________________________________|_|_|_|_|_|-|_|_|_|_|

37. Beneficiary:
    (a) [_] Estate of Insured who dies last
    (b) [_] See Memo attached
    (c) [_] Trustee, __________________________________________________under the Trust Agreement dated: ___________________________
    (d) [_] Other: ________________________________________________________________________________________________________________
                   ________________________________________________________________________________________________________________
                         (Print full name and relationship to Insureds)
    Payment shall be made in one sum, unless otherwise requested.
    If two or more persons are the beneficiaries in any class, payment shall be made to them equally or to the survivor(s), unless otherwise requested.
    If there is no beneficiary entitled to payment when both the Insureds die and one of the Insureds was the last Owner, payment shall be made to the estate of the Owner. But if an Insured is not the Owner, payment shall be made to the Owner.
----------------------------------------------------------------------------------------------------------------------------------
    Payment Data
----------------------------------------------------------------------------------------------------------------------------------
38. Who will pay the premiums on this insurance?
       [_] Insured 1     [_] Insured 2     [_] Owner     [_] Other____________________________________________
39. Premium and Other Notices are to be sent to:
       [_] Insured 1:   [_] Home   [_] Business           [_] Owner
       [_] Insured 2:   [_] Home   [_] Business           [_] Other      If "Other," print name and address below.


40. Premium Payments:
       [_] Annual           [_] Semiannual          [_] Quarterly       [_] Triple M      [_] Government Allotment
       [_] Invoice at  ________________ frequency   [_] One month with balance of: [_] Annual  [_] Semiannual  [_] Quarterly


41. Has the first premium been paid?   [_] Yes   If "Yes," amount paid is: $_________________________  [_] No

-----------------------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                           Page 3
--------------------------------------------------------------------------------
Conversion and Option Data
--------------------------------------------------------------------------------
                                  Conversion
--------------------------------------------------------------------------------
42. (a) Conversion of [_] Insured 1 under policy number(s)___________________ term insurance: [_] Insured 2 under policy number(s)___________________
           Date of New Policy:(required) _______________.
    [_] Not all of the term insurance is to be converted; identify the portion to be converted: Any balance not converted:

             Policy No.      If term rider(s), give name(s) of rider(s)       Amount    Terminate   Continue (within Co. limits)
           ---------------------------------------------------------------------------------------------------------------------
                                                                              $            [_]                [_]
Insured 1  ---------------------------------------------------------------------------------------------------------------------
                                                                              $            [_]                [_]
           ---------------------------------------------------------------------------------------------------------------------


           ---------------------------------------------------------------------------------------------------------------------
                                                                              $            [_]                [_]
Insured 2  ---------------------------------------------------------------------------------------------------------------------
                                                                              $            [_]                [_]
           ---------------------------------------------------------------------------------------------------------------------

    Any applied for amounts not being converted on either life and any riders which do not carry over automatically, require evidence of insurability.
    (b) If the Term Insurance provides that Waiver of Premium is to be included in the new policy, the rider will be automatically included unless otherwise requested here: [_] Do not include Waiver of Premium.
    (c) [_] The Face Amount applied for in 21 is greater than the amount available for the conversion from the policy(ies) given above in
            (a). This additional amount is: $_______________ (requires evidence of insurability).
            Note:  Signatures - unless the entire amount applied for represents conversion for both insureds, they must sign as "Proposed
                   Insured 1" and "Proposed Insured 2". Signatures of the owner and assignee are required also.
--------------------------------------------------------------------------------
                        Insurability Protection Option
--------------------------------------------------------------------------------
43. (a) Option     [_] Insured 1 under policy no(s).__________________________
                   [_] Insured 2 under policy no(s).__________________________
        Any applied for amounts on either life not the result of exercising an option, and any riders which do not carry over automatically, require evidence of insurability.
    (b) Insured 1  [_] Regular Option Date
                   [_] Substitute Option Date for:  [_] marriage
                                                    [_] birth of child(ren)
                                                    [_] adoption of child(ren)
               Date of applicable event:________________________
        Insured 2  [_] Regular Option Date
                   [_] Substitute Option Date for:  [_] marriage
                                                    [_] birth of child(ren)
                                                    [_] adoption of child(ren)
               Date of applicable event:________________________
    (c) [_]Rider(s) is being applied for which was not in the original policy on
        the life of:      [_] Insured 1      [_] Insured 2
    (d) [_]The Face Amount applied for in 21 is greater than the amount available under the option from the policy(ies) given above in (a). This additional amount is: $____________ (requires evidence of insurability).
    (e) [_]Insured 1-Two options are being combined. The amount being exercised
           from each is:                                    policy no. ____$____
        [_] One is a Substitute Option for policy no.______ policy no. ____$____
        [_]Insured 2-Two options are being combined. The amount being exercised
           from each is:                                    policy no. ____$____
        [_] One is a Substitute Option for policy no.______ policy no. ____$____

--------------------------------------------------------------------------------
Personal Data Regarding the Insureds
--------------------------------------------------------------------------------

                                                                                                        Insured 1       Insured 2
44.  Has he/she smoked cigarettes in the past 12 months?                                               [_]Yes [_]No   [_]Yes [_]No

--------------------------------------------------------------------------------
     Complete the following only if Evidence of Insurability is required. Explain "Yes" answers in 51 on the next page.
--------------------------------------------------------------------------------
45. (a)What are the Occupations and Exact Duties of each of the Insureds?

          Occupation(s)                        Exact Duties

Insured 1
         ......................................................................
Insured 2

    (b)Is he/she self-employed?                                                                        [_]Yes  [_]No  [_]Yes  [_]No
46. During the last 5 years, has he/she had any occupation(s) other than the one(s) given above?       [_]Yes  [_]No  [_]Yes  [_]No
47. Does he/she now contemplate any foreign travel or change of occupation?                            [_]Yes  [_]No  [_]Yes  [_]No
48. Within the last 3 years has he/she been, or does he/she now expect to become, a pilot, student pilot or crew member of any type of aircraft? If "Yes," complete Aviation Supplement A3310.[_]Yes  [_]No  [_]Yes  [_]No
49. Within the last 3 years has he/she taken part in, or does he/she now expect to take part in, underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, mountain
    climbing or organized racing by automobile, motorcycle, motorboat or snowmobile?                   [_]Yes  [_]No  [_]Yes  [_]No
                                               If "Yes," complete Avocation Supplement A3320.
50. Within the last 2 years has he/she been in a motor vehicle accident, been convicted
    of a moving violation or received a driver's license restriction or revocation?                    [_]Yes  [_]No  [_]Yes  [_]No
                                               If "Yes," give details and driver's license no. in 51.
------------------------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                           Page 4
--------------------------------------------------------------------------------
51.Remarks

--------------------------------------------------------------------------------
Agreement and Signatures
--------------------------------------------------------------------------------
The persons signing below agree that:
--------------------------------------------------------------------------------
The Application - This is Part 1 of an application for Life Insurance. The application also includes any Part 2 that may be required and any amendments or supplements to either Part. To the best of the knowledge and belief of the persons signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.
--------------------------------------------------------------------------------
Liability of Company - The insurance applied for will not take effect unless each of the applicable conditions is met:
  1. For all cases - The first premium has been paid during the lifetime of all
     -------------
     persons to be insured by the policy and the application has been approved by the Company at its Home Office.

  2. For insurance purchased on an Option Date under an insurability protection
     -----------------------------------------
     rider or agreement, the first premium must be paid within 60 days prior to, or on, the Option Date. If the applicable conditions are met, the insurance purchased under such rider or agreement becomes effective on that Option Date.

  3. For conversion, the policy which provides the insurance being converted
     --------------
     must be received by the Company at its Home Office. The first premium may be reduced by any conversion allowances permitted. If the applicable conditions are met, the insurance purchased under a conversion becomes effective on the Issue Date of the policy applied for.

  4. For insurance not provided for in (2) or (3) above: The first premium may
     --------------------------------------------------
     be paid to the agent in exchange for a Conditional Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements in the application which relate to the insurability of the Insured are complete and true as though they were made at that time.
--------------------------------------------------------------------------------
Authority of Agents - No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements, or extend the time for any payment.
--------------------------------------------------------------------------------
Changes and Corrections - Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance or riders, must be agreed to in writing.
--------------------------------------------------------------------------------
Taxpayer Identification - The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 5, 14 or 35 of this application is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified said Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language above in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.
--------------------------------------------------------------------------------
Authorization To Obtain And Disclose Information (For Each Insured And/Or Applicant) - I have received the Notice about the Medical Information Bureau, Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act. I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health to make such information available to the Company or its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization.
--------------------------------------------------------------------------------

Proposed Insured 1
New Insurance/Options:                                                  Signed at                        on
                         --------------------------------                        ----------------------      ------------
                                  (Proposed Insured)                             city             state           date

Conversion/Options:                                                     Signed at                        on
                         --------------------------------                        ----------------------      ------------
                            (Owner of Original Policy)                           city             state           date

Conversion/Options:      --------------------------------
                          (Assignee of Original Policy)
----------------------------------------------------------------------------------------------------------------------------
Proposed Insured 2
New Insurance/Options:                                                  Signed at                        on
                         --------------------------------                        ----------------------      ------------
                                  (Proposed Insured)                             city             state           date

Conversion/Options:                                                     Signed at                        on
                         --------------------------------                        ----------------------      ------------
                            (Owner of Original Policy)                           city             state           date

Conversion/Options:      --------------------------------
                          (Assignee of Original Policy)
----------------------------------------------------------------------------------------------------------------------------
All Cases:
                         --------------------------------                      ---------------------------------------
                             Applicant (as given in 19)                        Owner (if other than a Proposed Insured)
----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------    ----------------------------------------------------------
        General Agent Submitting Application                    Signature of Agent who actually solicited this application
----------------------------------------------------------------------------------------------------------------------------

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                      and Affiliated Insurance Companies
                        CONDITIONAL RECEIPT INFORMATION
--------------------------------------------------------------------------------

                                              Amount Rec'd
                                              ------------

Yes  No
[_] [_] Life                                $ _____________
[_] [_] Disability Income                   $ _____________
[_] [_] Bus. Overhead Expense               $ _____________
[_] [_] Annuity with Waiver                 $ _____________
          Total Payment                     $ _____________


I have received and read (or had read to me) the Conditional Receipt, detached from this form, for the amount(s) indicated to the left. The agent has reviewed the receipt with me. I understand and agree to its terms and conditions.



-----------------------------------------    ----------------
       signature of premium payer                  date


R3600-8900 (Company Part)
--------------------------------------------------------------------------------

                              CONDITIONAL RECEIPT

                                              Amount Rec'd
                                              ------------
Yes  No
[_] [_] Life                                $ _____________
[_] [_] Disability Income                   $ _____________
[_] [_] Bus. Overhead Expense               $ _____________
[_] [_] Annuity with Waiver                 $ _____________
          Total Payment                     $ _____________



Life Insurance Company
----------------------

Variable Life Plus -- MML Bay State Life Insurance Company

Other Life Policies
Disability Income
Bus. Overhead Expense    Massachusetts Mutual Life Insurance Company
Annuity with Waiver


Total payment received by ______________________________ for insurance on agent signature

_______________________________________
person(s) proposed for insurance (print)

Signed at ________________________________________________________________
              city                                      state

______________________________
             date


In this receipt "we" and "our" refer to the life insurance company indicated above.
IMPORTANT: THIS RECEIPT DOES NOT CREATE ANY TEMPORARY OR INTERIM INSURANCE. IT SETS THE DATE WHEN THE INSURANCE UNDER THE POLICY (OR REINSTATEMENT) APPLIED FOR WILL BECOME EFFECTIVE IF ALL REQUIRED CONDITIONS ARE MET.

BEFORE ANY INSURANCE BECOMES EFFECTIVE, ALL OF THE FOLLOWING CONDITIONS MUST BE
MET:
  1.All required parts of the application and all medical examinations and tests we require are completed within 60 days of the date of this receipt.
  2.Each person proposed for insurance is an acceptable risk under our limits, rules and standards for the basic policy plan and amount of insurance applied for (or to be reinstated) and for any rider or agreement applied for (or to be reinstated).
  3.The payment made is the correct first premium (or cost to reinstate) for the insurance on the basis applied for, including any extra premium required for a substandard risk.
  4.On the date of this receipt, all answers and statements in any part of the application having an earlier date are complete and true as though given on the date of this receipt.
  If any of these conditions is not met, the insurance shall not become effective. Then, this receipt will terminate and our only liability will be to return the payment made.

  R3600-8900 (Premium Payer Part)                    (Continued on Reverse Side)
--------------------------------------------------------------------------------

               Notice To Insured And/Or Applicant For Insurance

 Thank you for applying for insurance with us. We will give your application prompt consideration and will notify you of our action as soon as possible.
 In addition to your answers on the application, we must also consider information from other sources. These sources may include results of a physical examination, an investigative consumer report, and reports from doctors who have attended you or from hospitals where you have been treated.

MEDICAL INFORMATION BUREAU NOTICE - Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply that company with the information it may have in its files.
 Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Unless the Medical Director feels that it is in your best interest to disclose this information to your physician, it will be disclosed directly to you. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

N148-9000                                            (Continued on Reverse Side)
--------------------------------------------------------------------------------

The purpose of the Bureau is to protect its member companies and their policyholders from the costs created by people who try to hide facts about their insurability. Information furnished by the Bureau cannot be used as a basis for evaluating risks. However, it may be used to alert us to the possible need for further investigation. THE BUREAU DOES NOT HAVE MEDICAL REPORTS FROM HOSPITALS AND DOCTORS. THE INFORMATION IN ITS FILES DOES NOT SHOW WHETHER AN INSURANCE APPLICATION WAS ACCEPTED, PLACED IN AN INCREASED PREMIUM CLASS OR DECLINED. (This Notice is only valid where permitted by law.)

FAIR CREDIT REPORTING ACT NOTICE - As previously noted, an investigative consumer report may be made on you. It will cover information about your insurability, including information regarding your character, general reputation, personal characteristics and mode of living. The information may be obtained through personal interviews with you, an adult family member, friends, neighbors and associates. You may send us a written request for a complete and accurate disclosure of the nature and scope of any report that is made.
 If requested, we will be happy to let you know whether or not we asked for an investigative consumer report to be made. If we did, we will also tell you the name and address of the consumer reporting agency that furnished the report. By contacting that agency, you may inspect and receive a copy of the report.
OUR PURPOSE - Part of our basic Company purpose is to provide insurance at the lowest possible cost. The underwriting process is necessary both to assure this low cost and to make sure that each policyholder contributes his or her fair share of the cost. The procedures described above benefit you as a policyholder, because they assist us in providing your insurance at the lowest possible cost. N148-9000
--------------------------------------------------------------------------------

DATE USED TO DETERMINE INSURABILITY
 We will determine insurability of each person proposed for insurance as of the latest of the dates of all required parts of the application, initially-required tests and any initially-required medical examination (or second medical examination if required because of age or amount of insurance).

WHEN THE INSURANCE WILL BECOME EFFECTIVE
 If all the required conditions are met, then the insurance under the terms of the policy (or reinstatement) applied for (subject to the limits contained in this receipt) will become effective on the date used to determine insurability. However, if a later Policy Date is requested in the application, the insurance will become effective on that later date.

LIMITS OF OUR LIABILITY UNDER THIS RECEIPT (LIFE INSURANCE ONLY)
 Our liability under this receipt, plus any other Conditional Receipts we have outstanding on each person proposed for insurance, cannot exceed the limits shown below.

           Age*           Limit                 Age*         Limit
          under 56      $500,000               66-70        $175,000
           56-60         400,000               71-75          60,000
           61-65         300,000              over 75          5,000

                 *Age means age, on birthday nearest date of Conditional Receipt, of each person proposed for insurance. These limits include amounts under any accidental death benefit agreement or rider applied for. If the amount of insurance applied for exceeds these limits, our only liability for the excess will be to return the amount paid for it.

AUTHORITY OF AGENT
 No agent can change the terms of this receipt, or the application, or any policy we issue. No agent can waive any conditions or extend the time requirements to meet them.

 R3600-8900 (Premium Payer Part)
--------------------------------------------------------------------------------


              Home Office Copy of Conditional Receipt Information
                            Return With Application

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and Affiliated Insurance Companies, Springfield, Massachusetts 01111

TO: CLIENT SERVICES

                 TRIPLE M STATEMENT AND RULES OF PARTICIPATION
--------------------------------------------------------------------------------
AGENCY                               AGENT                       DATE
      ------------------------------      -----------------------    -----------

Massachusetts Mutual Life Insurance Company ("MassMutual") and/or affiliated insurance companies (the insurer issuing a listed policy or contract shall be referred to as the "Company") of Springfield, Massachusetts is requested to debit the account of the undersigned depositor in the bank named under the Company's Triple M Plan (The Plan) for the purpose of making payments (hereinafter "premiums") on the policies or contracts (hereinafter "policies") shown below, and any policy issued by converting term coverage, or any policy by exercising the IPA/IPR option, under the policies shown below, or any new insurance issued when the depositor has elected the Plan in the application, subject to the following conditions:

1. Premiums shall be payable monthly, and the Company shall not be required to give notice of premiums becoming due. One debit shall be made each month for the total of all premiums due during the month under the Plan. Any past-due premiums will be drafted from your account on the next available draft date regardless of the deposit day selected.

2. The policies may be removed from The Plan if any request for payment is not honored upon second presentation; or by written notice of termination by the Depositor or by the Company by providing the other party 30 days notice of such termination.

Additional conditions for MassMutual policies:

3. For variable annuities, the payments shall not be less than $25.00.

4. Any election for the Automatic Premium Loan provisions shall be inoperative while premiums are payable under The Plan.

5. For Life Insurance, Annuities, And 9000 Series And Later Disability Income Insurance- The Reduction of Premium dividend option is not available while premiums are payable under The Plan. If the option is Reduction of Premium at the time The Plan is elected, the option will be changed to the automatic dividend option provided in the policy.

   In the event a policy is removed from The Plan for any reason, no change will be made in the dividend option unless requested by the policyowner.

6. For Pre 9000 Series Disability Income Insurance - The Reduction of Premium dividend option is available while premiums are payable under The Plan. Please complete both the Triple M Form and Form P4052-8900 on the reverse side to elect this option.


   --------------------------------------------------     ----------------------
                SIGNATURE OF DEPOSITOR                              DATE


           IMPORTANT: A VOIDED BLANK CHECK OR PHOTOCOPY IS REQUIRED
--------------------------------------------------------------------------------
                       POLICY NUMBERS TO BE ADDED TO TM
--------------------------------------------------------------------------------
             (POLICY NUMBERS)                     (ON THE LIFE OF)


--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------------------------------------------------

                                 REQUEST BANK
                               CHANGE EFFECTIVE



--------------------------------------------------------------------------------


                            PROVIDE ONE POLICY NO.
                          ON EXISTING ACCOUNT IF ALL
                          POLICIES ARE TO BE CHANGED
                    --------------------------------------


                    --------------------------------------


                    DEPOSIT DAY
                    (REQUEST DEBIT BE MADE ON)
                             [_] 5th     [_] 20th


-----------------------------------
                            SEND
                        VOID   BANK
NEW TM ACCT. (TMNA)     CHECK  AUTH
-------------------
[_] NEW POLICY            X     X
-----------------------------------
[_] EXISTING POLICY       X     X
-----------------------------------
ACCT. CHANGE (TMAC)
-------------------
[_] BANK CHANGE           X     X
-----------------------------------
[_] CHECKING ACCT NO.
-----------------------------------
[_] DEPOSITOR NAME              X
-----------------------------------
[_] DEPOSITOR ADDRESS
-----------------------------------
[_] REPAY (THE ABOVE
    CHANGE ALSO
    AFFECTS) -
    MassMutual ONLY
-----------------------------------
POLICY ADDITION TO
EXISTING ACCT. (TMPA)
---------------------
[_] NEW POLICY
-----------------------------------
[_] EXISTING POLICY
-----------------------------------


--------------------------------------------------------------------------------
                          TRIPLE M PLAN AUTHORIZATION
    MASSACHUSETTS MUTUAL LIFE INS. CO. AND AFFILIATED INSURANCE COMPANIES


NAME                                                   AGENCY
    --------------------------------------------------       -------------------
      (print your name as it appears on bank records)


POLICY NO.                        (ONE POLICY NUMBER FROM ACCOUNT)
          -----------------------
Having reviewed the Rules of Participation and having obtained the consent of each owner of any policy not owned by me (us), I (we) hereby authorize Massachusetts Mutual Life Insurance Company ("MassMutual") and/or affiliated insurance companies to draw checks or other instruments to its own order or to direct by any means the transfer of funds to pay premiums on the policies I (we) have designated. Such payments shall be made by debiting my (our) account at the financial institution ("Financial Institution") set forth below.

                   32   31   30   29   28   27   26   25   24   23   22   21   20   19   18   17   16   15   14
ACCOUNT NUMBER    [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

                             FINANCIAL INSTITUTION:

NAME
    ------------------------------------------------------------------------

ADDRESS
       ---------------------------------------------------------------------

CITY/STATE/ZIP
              --------------------------------------------------------------


I (we) further authorize Financial Institution to pay and charge to my account any checks or instruments, or any fund transfers, drawn or directed to MassMutual and/or affiliated insurance companies to its own order. Until Financial Institution receives my (our) written cancellation of this authorization, it shall be fully protected when it honors any of those orders. Financial Institution's treatment and its rights regarding those orders shall be the same as if I (we) signed or initiated them. If any of those orders are not honored, for cause or not, Financial Institution shall have no liability, even if insurance is forfeited as a result.

SIGNATURE OF DEPOSITOR AS                                    DATE
IT APPEARS ON FINANCIAL    --------------------------------      ---------------
INSTITUTION'S RECORD                                         DATE
                           --------------------------------      ---------------





           Company Indemnification Agreement shown on reverse side.

R905-9300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INDEMNIFICATION AGREEMENT

The following resolution has been authorized by the Boards of Directors of the insurers listed below. The term "we" refers to the insurer to which payment has been made.

      To: The Financial Organization named on the reverse side of this form.

      (1) We will indemnify and hold you harmless from any liability to a person who has an account with you, because you honored a check or other instrument, or a fund transfer we drew or directed to our order on that person's account. Similarly, we will assume any liability you may have to that person, or to the owner or beneficiary of a policy issued by the insurance company, if you do not honor such an order when there are sufficient funds in the account to pay the order when it is presented.

      (2) We will refund to you any amount you have paid to us in error upon receipt of a claim which you may submit at any time up to twelve months after the date of that payment.

      MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
      MML BAY STATE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------